UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: September 26, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.
Indenture
On September 25, 2014, Tiffany & Co. (the “Company”) completed its previously announced offering of $250,000,000 aggregate principal amount of 3.800% Senior Notes due 2024 (the “2024 Notes”) and $300,000,000 aggregate principal amount of 4.900% Senior Notes due 2044 (the “2044 Notes” and, together with the 2024 Notes, the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).
The Notes are governed by an Indenture, dated as of September 25, 2014 (the “Base Indenture”), among the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by Supplemental Indenture No. 1 and Supplemental Indenture No. 2, each by and among the Company, certain of the Company’s subsidiaries named therein, as guarantors thereto (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as trustee (each, a “Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”). The Base Indenture and Supplemental Indentures, which include the form of the Notes, are filed herewith as Exhibits 4.5, 4.6 and 4.7, and are incorporated herein by reference. The description of the Indenture and the Notes in this report are summaries only and are qualified in their entirety by the terms of the Indenture and the Notes, respectively.
The Company intends to use the net proceeds from the offering of the Notes to redeem all of the aggregate principal outstanding of its (i) $100,000,000 principal amount of 9.05% Series A Senior Notes due December 23, 2015; (ii) $125,000,000 principal amount of 10.0% Series A-2009 Senior Notes due February 13, 2017; (iii) $50,000,000 principal amount of 10.0% Series A Senior Notes due April 9, 2018; and (iv) $125,000,000 principal amount of 10.0% Series B-2009 Senior Notes due February 13, 2019 (collectively, the “Private Placement Notes”) prior to maturity in accordance with the respective note purchase agreements governing each series of Private Placement Notes. The Company intends to use any remaining net proceeds from the sale of the Notes for general corporate purposes.

The Notes are the Company’s general unsecured obligations and rank equally in right of payment with all of the Company’s existing and future unsecured senior debt and rank senior in right of payment to all of the Company’s future subordinated debt. The Notes are effectively subordinated to any of the Company’s future secured debt to the extent of the value of the assets securing such debt. Initially, the Company’s obligations under the Notes are jointly and severally guaranteed by the Guarantors, which are the same subsidiaries that guarantee the borrowings under the Company’s existing unsecured senior credit facilities (the “Existing Senior Credit Facilities”). The Company has recently announced that it is seeking commitments to replace the Existing Senior Credit Facilities with new unsecured senior credit facilities (the “New Senior Credit Facilities”), which are also expected to be initially guaranteed by each of the Guarantors. The guarantees of the Notes, as well as the guarantees of the Company’s obligations under the New Senior Credit Facilities, will automatically terminate at such time as the Guarantors no longer guarantee any other indebtedness of the Company, excluding indebtedness (other than for borrowed money) in an aggregate principal amount not to exceed $20,000,000. The guarantees rank equally in right of payment to all of the future unsecured senior debt and senior in right of payment to all of the Guarantors’ future subordinated debt. The guarantees are effectively subordinated to any of the Guarantors’ future secured debt to the extent of the value of the assets securing such debt. The Notes are also structurally subordinated to the liabilities (including trade payables) of subsidiaries of the Company that have not guaranteed the Notes.
The 2024 Notes bear interest at a rate of 3.800% per annum, accruing from September 25, 2014. Interest on the 2024 Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2015. The 2044 Notes bear interest at a rate of 4.900% per annum, accruing from September 25, 2014. Interest on the 2044 Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2015. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding March 15 and September 15.
The Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes to be redeemed, plus (ii) accrued and unpaid interest, if any, on those Notes to the redemption date, plus (iii) a make-whole premium as of the redemption date. In addition, the Company may redeem some or all of the 2024 Notes on or after July 1, 2024, at a redemption price equal to the sum of 100% of the principal amount of the 2024 Notes to be redeemed, together with accrued and unpaid interest, if any, on those 2024 Notes to the redemption date. The Company may redeem some or all of the 2044 Notes on or after April 1, 2044, at a redemption price equal to the sum of 100% of the principal amount of the 2044 Notes to be redeemed, together with accrued and unpaid interest, if any, on those 2044 Notes to the redemption date.
Upon the occurrence of a change of control triggering event (as defined in the Indenture), unless the Company has exercised its right to redeem the Notes, each holder of Notes will have the right to require the Company to repurchase all or a portion of such holder’s Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.
The Indenture contains covenants that, among other things, limit the ability of the Company and its subsidiaries under certain circumstances to create liens and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its or its subsidiaries’ assets.
The Indenture also contains certain “Events of Default” (as defined in the Indenture) customary for indentures of this type. If an Event of Default for a series of Notes has occurred and is continuing, other than certain events of default involving the Company’s bankruptcy, insolvency or reorganization, the Trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of Notes then outstanding may, and the Trustee at the request of the holders of at least 25% in aggregate principal amount of such series of Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the applicable series of Notes to be due and payable.
Registration Rights Agreement
In connection with the sale of the Notes, the Company entered into a Registration Rights Agreement, dated as of September 25, 2014 (the “Registration Rights Agreement”), with the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives of the initial purchasers of the Notes named therein. Under the Registration Rights Agreement, the Company and the Guarantors have agreed to (i) file a registration statement (the “Exchange Offer Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) with respect to a registered offer (the “Exchange Offer”) to exchange the Notes for new notes of the Company having terms substantially identical in all material respects to the Notes (the “Exchange Notes”), (ii) use commercially reasonable efforts to cause the Exchange Offer to be completed on or prior to September 25, 2015 and (iii)  use commercially reasonable efforts to issue on or prior to 35 business days, or longer, if required by applicable securities laws, after the date on which the Exchange Offer Registration Statement was declared effective by the SEC, the Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer.
If the Exchange Offer is not consummated, under certain circumstances and within specified time periods, the Company and the Guarantors are required to file a shelf registration statement (the “Shelf Registration Statement”) covering resales of the Notes on or prior to 90 days after such filing obligation arises, use their commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective on or prior to 180 days after such filing obligation arises and to keep the Shelf Registration Statement effective until such time as the Notes cease to be registrable securities (as defined in the Registration Rights Agreement).
Subject to certain limitations, the Company and the Guarantors will be required to pay the holders of the Notes special interest on the Notes if (i) the Exchange Offer is not completed on or prior to September 25, 2015, (ii) the Company and the Guarantors fail to file any Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified for such filing, (iii) any such Shelf Registration Statement is not declared effective by the SEC prior to the date specified for such effectiveness, (iv) the Company and the Guarantors fail to consummate the Exchange Offer within 35 business days after the date on which the Exchange Offer Registration Statement was declared effective by the SEC, or (v) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of registrable securities during specified time periods.
A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.8 and is incorporated herein by reference. The description of the Registration Rights Agreement in this report is a summary only and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See disclosure contained in Item 1.01 above, which is incorporated herein by reference.

Item 8.01.	Other Events.
On September 25, 2014, the Company delivered a notice to each holder of Private Placement Notes, notifying such holders of the Company’s election to redeem, on October 27, 2014, all of the outstanding Private Placement Notes, at a redemption price equal to the principal amount of the applicable Private Placement Notes together with accrued and unpaid interest and a make-whole amount calculated pursuant to the respective note purchase agreements governing each series of Private Placement

Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.5	Indenture, dated September 25, 2014, among Tiffany & Co., as issuer, and The Bank of New York Mellon Trust Company, as trustee.

4.6
Supplemental Indenture No. 1, dated September 25, 2014, among Tiffany & Co., as issuer, certain subsidiaries of Tiffany & Co., as guarantors thereto, and The Bank of New York Mellon Trust Company, as trustee.

4.7
Supplemental Indenture No. 2, dated September 25, 2014, among Tiffany & Co., as issuer, certain subsidiaries of Tiffany & Co., as guarantors thereto, and The Bank of New York Mellon Trust Company, as trustee.

4.8	Registration Rights Agreement, dated September 25, 2014, among Tiffany & Co., certain subsidiaries of Tiffany & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: September 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.5	Indenture, dated September 25, 2014, among Tiffany & Co., as issuer, and The Bank of New York Mellon Trust Company, as trustee.

4.6
Supplemental Indenture No. 1, dated September 25, 2014, among Tiffany & Co., as issuer, certain subsidiaries of Tiffany & Co., as guarantors thereto, and The Bank of New York Mellon Trust Company, as trustee.

4.7
Supplemental Indenture No. 2, dated September 25, 2014, among Tiffany & Co., as issuer, certain subsidiaries of Tiffany & Co., as guarantors thereto, and The Bank of New York Mellon Trust Company, as trustee.

4.8	Registration Rights Agreement, dated September 25, 2014, among Tiffany & Co., certain subsidiaries of Tiffany & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.